UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2018

Apptio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37885	26-1175252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 NE 8th Street, Suite 600 Bellevue, WA		98004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 470-0320

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

The Board of Directors (the “Board”) of Apptio, Inc. (the “Company”) determined that, subject to any adjournments or postponements, the Company’s 2018 annual meeting of stockholders (the “2018 Annual Meeting”) will be held on Wednesday, May 30, 2018, commencing at 8:30 a.m. Pacific Time. The 2018 Annual Meeting is to be held as a virtual meeting via live webcast on the Internet, and stockholders of record as of April 4, 2018 would be entitled to vote at the meeting. A proxy statement with information regarding the business and procedures for the 2018 Annual Meeting will be distributed to stockholders prior to the meeting.

Advanced Notice Deadline for Rule 14a-8 Stockholder Proposals

Because the date of the 2018 Annual Meeting is more than 30 days before the anniversary of the Company’s 2017 annual meeting of stockholders, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, stockholders must deliver proposals submitted pursuant to Rule 14a-8 for inclusion in the Company’s proxy statement for such meeting no later than March 12, 2018, by mailing such proposals to Corporate Secretary, Apptio, Inc., 11100 NE 8th Street, Suite 600, Bellevue, Washington 98004. Each such proposal must also comply with the requirements of Rule 14a-8 and other applicable law; otherwise, the Company may omit such proposals from the Company’s proxy statement.

Advance Notice Deadline for Director Nominations and Other Stockholder Proposals

In accordance with the Company’s bylaws, for director nominations or stockholder proposals to be brought before the upcoming annual meeting of stockholders, other than Rule 14a-8 proposals described above, written notice must be delivered no later than March 12, 2018 by mailing such proposals to Corporate Secretary, Apptio, Inc., 11100 NE 8th Street, Suite 600, Bellevue, Washington 98004. Such notices must also comply with the requirements of the Company’s bylaws and other applicable law, and no director nomination or stockholder proposal may be presented at the annual meeting otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apptio, Inc.

Date: March 2, 2018	By:	/s/ John Morrow
John Morrow
EVP, Corporate Development, General Counsel and Secretary